[front cover]

              Value Investing in Small Companies For Over 20 Years



                                      THE

                                     ROYCE

                                     FUNDS



                            Royce Total Return Fund

                          Royce Low-Priced Stock Fund

                         Royce Financial Services Fund

                                                              1997 Annual Report

THE ROYCE FUNDS ROAD MAP
--------------------------------------------------------------------------------

For over twenty years, Royce & Associates has focused on small and micro-cap investing. While we offer a variety of funds, we remain committed to a risk-averse investment style. Currently, the firm devotes its energies to two portfolio strategies.

[TRIANGLE] Two Core Portfolio Strategies

CONCENTRATED SMALL-CAP                 MICRO-CAP

ROYCE PREMIER                          ROYCE MICRO-CAP

Small-Cap Orientation                  Micro-Cap Orientation

Concentrated Portfolio                 Broadly Diversied Portfolio

Portfolios revolve around two main criteria: capitalization (small or micro-cap) and concentration. The small-cap universe (companies with market caps between $300 million and $1 billion) is no longer small, unknown or under-owned; therefore, we believe that this greater level of efficiency requires greater portfolio concentration. The micro-cap universe (companies with market caps between $5 million and $300 million) provides more choices (approximately 6,400 companies), yet greater trading difficulties; therefore, we believe that broad diversification is required given the liquidity constraints of this sector.

[TRIANGLE] OPPORTUNISTIC THEMES

ROYCE TOTAL RETURN                           ROYCE LOW-PRICED

Dividend-Paying Securities                   Stocks Priced Below $15

                             ROYCE FINANCIAL SERVICES

                             Financial Companies

We have identified other attributes with the potential for delivering strong risk-adjusted returns -- one has low-volatility characteristics (dividends), one has the potential for high returns (low-priced stocks) and one takes specific sector (financial services) risk. When these attributes are found in stocks we have selected for our core portfolios, we designate them for our specific theme funds. Although specific selection criteria differentiate each theme portfolio, the universe (small and micro-cap companies) from which securities are chosen is the same. Performance and volatility may be substantially different for each of these portfolios.

[TRIANGLE] COMBINED PORTFOLIOS - OUR FLAGSHIP APPROACH

PENNSYLVANIA MUTUAL         PMF II        ROYCE GIFTSHARES

                     Combine Small and Micro-Cap Companies

The combined portfolios encompass approximately equal weightings of each core strategy. Two of our portfolios, including our flagship fund Pennsylvania Mutual, are suitable for both individuals and institutions, while GiftShares offers a unique gifting and estate planning portfolio.

ANNUAL REPORT REFERENCE GUIDE

"Bring In 'Da Noise, Bring In 'Da Funk," another tip-top, hip-hop year for            2
   equities.

Find out how small-cap value went from Off-Broadway to the Great White Way!           4

Royce Total Return Fund's risk-averse focus on dividend-paying small companies       10
   has resulted in a 25.3% average annual total return over the last three years, as well as an overall 5-star (*****) rating from Morningstar out of 2,332 equity funds as of December 31, 1997.

Royce Low-Priced Stock Fund provided a 19.5% total return in 1997 and a 16.5%        12
   average annual total return since its inception on 12/15/93.

Royce Financial Services Fund* (formerly Royce Global Services Fund) provided a      14
   19.4% return in 1997, in line with its average annual total return since inception (12/15/94) of 18.6%.

New Developments on our Website.                                                     16

Schedules of Investments and other Financial Statements.                             18-26

Postscript: El Nino, Micro-Mutt & The Year That Wasn't.                              Inside back cover

* The Fund's investment objective and policies were amended in November 1997 to narrow its primary focus to companies in the financial services industry.



For over twenty years, our risk-averse approach has focused on evaluating a company's "private worth" -- what we believe an enterprise would sell for in a private transaction between rational parties. This requires a thorough analysis of the financial and operating dynamics of a business, as though we were purchasing the entire company. The price we will pay for a security must be significantly lower than our appraisal of its private worth.


--------------------------------------------------------------------------------
PERFORMANCE RESULTS

                                               JUL-DEC                          SINCE
FUND (INCEPTION)                                 1997     1997      3-YEAR*   INCEPTION*
----------------                               ------------------------------------------
Royce Total Return Fund (12/15/93)               9.7%     23.7%     25.3%       19.7%
-----------------------------------------------------------------------------------------
Royce Low-Priced Stock Fund (12/15/93)          11.3%     19.5%     21.6%       16.5%
-----------------------------------------------------------------------------------------
Royce Financial Services Fund (12/15/94)         2.9%     19.4%     18.4%       18.6%
-----------------------------------------------------------------------------------------

*Average annual total return

[begin sidebar]

[photo of Charles M. Royce]
Charles M. Royce, President

The turmoil in Southeast Asia should not be viewed as just the problem of the moment. Obviously, large-cap global companies are feeling the greatest impact currently. However, when you consider that Southeast Asia is made up of export countries and that we are, in essence, an import nation, the implications are far reaching. I believe it represents a once-in-a-decade kind of event and it's wrong to assume that this is going to disappear in thirty days.

[end sidebar]


LETTER TO OUR SHAREHOLDERS
--------------------------------------------------------------------------------

[cartoon drawing of three men in conference room followed by caption "Please pass the crow!"]

Drawing by Hank Blaustein; (c) 1998

BRING IN 'DA NOISE, BRING IN 'DA FUNK

              "Bring In 'Da Noise, Bring In 'Da Funk," one of Broadway's most successful current productions, played equally well on Wall Street in 1997. The year was both full of noise with the market trumpeting record highs, record returns and near record IPOs (Initial Public Offerings), and full of funk with higher market volatility - including a one-day price plummet of over 500 points on the Dow Jones Industrial Average ("Dow"). As with the show, once the beat was established in the market, there was virtually no slowing down.

              The Dow finished the year up over 20% for an unprecedented third year in a row, turning in its best 10-year performance period ever! The other major large-cap index, the S&P 500, was even more impressive, up 33.4% in 1997. Small-cap stocks, by comparison, were left waiting in the wings, underperforming their large company counterparts for a fourth straight year. The year's performance differential is primarily attributable to the first and fourth quarters, when small-cap indices were in the red versus positive gains for their large-cap brethren. Small-cap investors (ourselves included) could be disappointed, but when you consider that the Russell 2000 index of small-cap issues was up 22.4% for the year, it's only a matter of degree. After all, why should one feel sorry for "Fiddler On the Roof" because its string of 3,242 performances trails "A Chorus Line's" record of 6,137 shows?

              Despite its record-setting performance, the stock market had its anxious moments, namely the single biggest one-day decline ever of 554 points in the Dow on October 27, the vicious

2 | THE ROYCE FUNDS ANNUAL REPORT 1997
downturn in technology stocks and the significant increase in overall market volatility. The Dow recorded 52 days in which the index closed either up or down more than 100 points. This compares to only 6 days in 1996 and 1 day in 1995. S&P 500 volatility, as measured by standard deviation, was 50% higher in the second half of the year than in the first six months. While higher market volatility can be frustrating for investors, it does allow active managers to take center stage.

A FUNNY THING HAPPENED                       [cartoon drawing of Roman man]
ON THE WAY TO THE FORUM

              Conventional wisdom would suggest that the smaller the entity, the greater the volatility. Inside the two-tiered small-cap universe, however, a funny thing happened: micro-cap companies (those under $300 million in market cap) appeared to be less volatile than their upper-tier counterparts in 1997.

              Meanwhile, in the small-cap sector, as measured by both Russell and Wilshire indices, value continued its winning ways over growth, outperforming in the fourth quarter, the second half, the full year and the period since the May '96 small-cap peak. We believe that this peak represents a major small-cap inflection point, a shift to value away from growth within the sector. The evidence suggests that the trend has momentum, as reflected in the following charts.

--------------------------------------------------------------------------------
                      PERFORMANCE COMPARISON: RUSSELL 2000
                  VALUE (45.1%) VS. RUSSELL 2000 GROWTH (3.9%)
                    (May 22, 1996 through December 31, 1997)
--------------------------------------------------------------------------------

[line chart]

                    Russell 2000
                 ------------------
                 Value      Growth
                 -----       ------

May-96          -0.30%      -0.99%
Jun-96          -1.48%      -7.43%
Jul-96          -6.72%     -18.73%
Aug-96          -2.67%     -12.71%
Sep-96          -0.01%      -8.22%
Oct-96           1.15%     -12.18%
Nov-96           6.59%      -9.73%
Dec-96          10.05%      -7.97%
Jan-97          11.75%      -5.67%
Feb-97          12.81%     -11.37%
Mar-97           9.79%     -17.63%
Apr-97          11.40%     -18.58%
May-97          20.27%      -6.35%
Jun-97          26.35%      -3.17%
Jul-97          31.66%       1.79%
Aug-97          33.75%       4.84%
Sep-97          42.65%      13.21%
Oct-97          38.77%       6.41%
Nov-97          40.29%       3.87%
Dec-97          45.05%       3.93%

[end line chart]


                      PERFORMANCE COMPARISON: RUSSELL 2000
                       VALUE (14.8%) VS. S&P 500 (10.4%)
                         (July '97 through December '97)
--------------------------------------------------------------------------------

[line chart]

               Russell
                2000
                Value      S&P 500
                -----      -------

Jun-97           0.00%      0.00%
Jul-97           4.20%      7.96%
Aug-97           5.86%      1.91%
Sep-97          12.90%      7.50%
Oct-97           9.83%      3.91%
Nov-97          11.03%      8.66%
Dec-97          14.79%     10.37%

[end line chart]


    Small-cap value packs a punch vs. small-cap growth and even the S&P 500.
--------------------------------------------------------------------------------

BEAUTY AND THE BEAST

              While we have stated our expectation of lower equity returns in the last several shareholder reports, we take solace that neither our careers nor your hard earned money are dependent on our accurately predicting the direction of, or specific performance prospects for, the overall stock market.


                                          THE ROYCE FUNDS ANNUAL REPORT 1997 | 3

[sidebar]

I believe that cyclicality will be the norm for large-cap global multinationals just as it will be for the rest of the equity universe. I think that small-caps will be net beneficiaries because they are generally less influenced by world events. Relative performance over the next year or so should reflect this.

I think that the pick-up in volatility is significant regardless of how you measure it and I think that it will probably be sustained into the foreseeable future. I believe that higher volatility is a precursor to lower equity returns.

[end sidebar]


[begin pull quote]

  We take solace that
  neither our careers
        nor your hard
     earned money are
     dependent on our
accurately predicting
 the direction of, or
 specific performance
   prospects for, the
 overall stock market.

[end pull quote]

We learned a long time ago that the best thing we can do for our shareholders is to stay invested, even during times of uncertainty, and not lose sight of the real goal - COMPOUNDING WEALTH. We are as mindful of this goal as we are of the risk necessary for its achievement.

              We were pleased with our absolute returns in 1997, especially since they exceeded the level of return we strive for when selecting companies for the portfolios (please see pages 10-15 for a summary of each Fund's performance results). So while it's easy to get caught up in the relative game, the beast - with comparisons against certain indices or relevant peer groups - ultimately, it's the compounding of absolute returns, the beauty, that can send your children to college, provide for your retirement and buy the second home at the beach.

FROM OFF BROADWAY TO BROADWAY

              Trying to compound wealth has always been important to us, going back to the days when small-cap investing, like an attraction to computers, was not especially popular. In fact, during the '60s and '70s, anyone who showed too strong an interest in computers was likely to be branded a nerd by his or her friends and colleagues. From today's software-dependent vantage point, those days feel like the technological Stone Age. It was in 1968 that the film 2001: A Space Odyssey featured a formidably smart and heartless piece of artificial intelligence as its ostensible villain. A bit later, in 1977, Digital Equipment Corp. Founder and Chairman Ken Olson was predicting with astounding inaccuracy that there was no reason why anyone would want a home computer. Few people grasped the enormous potential of machines that seemed to be the exclusive province of geeks and mad scientists.

              Small company investing, with all its nerdy implications, resembles the computer business in this respect. When we began managing money in 1973 at Quest Advisory Corp., now known as Royce & Associates, Inc., small-cap investing was in its infancy. There were few, if any, institutions that devoted substantial time to small company stocks. Those that

[cartoon drawing of old-time Broadway]

4 | THE ROYCE FUNDS ANNUAL REPORT 1997

[begin pull quote]

What had
been obvious to
us and a handful
of others from the
start [was] that
a conservative
risk-averse approach
could be profitably
used in the
small-cap market.

[end pull quote]

did were on the prowl for aggressive start-up firms, not the quietly successful wallflowers that drew our attention. The sector was not remotely trendy, and doubts persisted as to how effectively a value style could be applied to the volatile world of small-cap stocks. Few others were willing to do the kind of "heavy lifting" of annual reports and balance sheets that came so naturally to us. In fact, we became accidental pioneers because it was not until the last ten years that the investment community as a whole began to realize what had been obvious to us and a handful of others from the start: that a conservative risk-averse approach could be profitably used in the small-cap market.

              While we were not naive enough to believe that small-cap value stocks would remain as relatively neglected as they were when we began, nothing could have prepared us (or anyone else for that matter) for the explosion of interest in small-cap value investing during recent years. Perhaps the growing popularity of "our" style might be seen as a cause for alarm. Wasn't it easier to locate attractive stocks when others were not looking for them, too? Definitely! Don't all small-cap value managers own basically the same set of stocks? Absolutely not!

              Small-cap has always been an extraordinarily broad and diverse universe, and is likely to remain that way - the sector is home to approximately 8,000 names. With that many companies to choose from, it's quite probable that multiple managers with the same style will still choose different stocks.

              Hard to believe? If you look at the top ten positions in the ten largest actively managed equity funds in Morningstar's small-cap value category as of December 31, 1997, you will find 95 different stocks held in the ten funds with only five common positions among them, meaning minimal duplication among all of these portfolios. Unlike the home computer industry, where most successful manufacturers have similar components inside, small-cap value funds generally have dissimilar moving parts.

[pyramid chart]

COMPANIES BY MARKET CAPITALIZATION

[top of pyramid]

$1 billion               1,550

$500 mil to $1 bil         845

$300 mil to $500 mil       753

$5 mil to                MICRO-CAP SECTOR

$300 mil                 6,400 Companies

[end pyramid]

              These days, value encompasses a broad array of meanings. We focus on absolute valuations as we seek to minimize risk while building returns over the long term. Other managers may share our general outlook, but that does not mean that we're all looking at the same companies or even that our value approaches are ultimately very similar. Like the computer industry, small-cap value investing has come into its own. Unlike the computer industry, there is ample room for multiple perspectives.


                                          THE ROYCE FUNDS ANNUAL REPORT 1997 | 5

[sidebar]

I think that May '96 was a major inflection point, a shift to value away from growth inside of small-cap. Since then, value has dominated, especially during the down months. I believe that small-cap value further benefits due to its limited international exposure and its ability to use volatility to its advantage by buying stocks as they go down and selling them as they go up.

[end sidebar]

WEST SIDE STORY

[begin pull quote]

The challenge
for all investors
is going to be
dealing with
a lower-return
environment.

[end pull quote]

              As many of you know, we are located in midtown Manhattan, smack in the middle of New York City's prime shopping and hotel area, just a stone's throw from Broadway. Recently, an investment advisor friend of ours brought his wife to town for a typical New York City weekend of dinner, a Broadway show and a visit to our office. The intrepid advisor sat down with us for the following exchange.

HOW DO YOU VIEW YOUR PERFORMANCE IN 1997?

              We were pleased with our results, especially considering our approach to risk. While recognizing that both our investment approach and our picking universe will influence returns, ultimately we should be judged in terms of our ability to produce a successful, and hopefully consistent, record of long-term returns.

DO YOU ANTICIPATE CHANGING YOUR APPROACH TO RISK TO TAKE ADVANTAGE OF THE MARKET'S HIGH RETURNS?

              No. We remain committed to evaluating both risk and reward equally, especially given the current environment. We believe one of the primary tasks of a good money manager is to understand and respect risk, regardless of how euphoric market conditions may be.

WHAT ROLE WILL HIGHER MARKET VOLATILITY PLAY IN EQUITY INVESTING?

              It is our belief that active managers typically perform better during these volatile periods. Interestingly, small-cap value can frequently be a market leader in this environment.

[begin pull quote]

         We have never
          been against
          growth as an
attribute; it's really
      about what price
   you pay for growth,
           not whether
        growth is good
               or bad.

[end pull quote]

WHAT CHALLENGES DO YOU SEE  IN '98
AND BEYOND?

              The challenge for all investors is going to be dealing with a lower-return environment. We know that we have been crying wolf on this issue, but we continue to believe that the extraordinary market returns of the last several years are not sustainable. The Dow just concluded its best 10-year performance period and the S&P 500 its best period of overall performance ever. We think this is indicative of a peak moment and that lower returns are a given. That said, we will continue as we always have to invest in small companies with a risk-averse approach with the goal of above average absolute returns.

6 | THE ROYCE FUNDS ANNUAL REPORT 1997

HOW DO YOU DISTINGUISH BETWEEN GROWTH AND VALUE COMPANIES?

              The words growth and value are not polar opposites and at some level have become irrelevant. We have never been against growth as an attribute; it's really about what price you pay for growth, not whether growth is good or bad.

DO THE FUNDS EVER BUY STOCKS THAT THEY HAVE HELD PREVIOUSLY?

              Absolutely. Since we tend to develop deep knowledge bases about our companies, we think there is nothing better than to return to familiar territory if the opportunity arises.

WHAT, IF ANYTHING, DO YOU DO TO MAKE YOUR FUNDS MORE TAX EFFICIENT?

              We subscribe under normal circumstances to a low portfolio turnover approach, we focus on generating long-term capital gains and, when liquidating positions, we sell our highest cost lots first.

THE GRAPES OF "WRISK"

[cartoon drawing of a bunch of grapes]

              For many years, we have described our investment style as "risk-averse," and characterized our work as "risk management." In fact, we have consistently presented risk information alongside performance returns to demonstrate our belief that both are equally important. When we examine companies for potential investment, we consider both risk and reward potential, and we think that when an investor considers a mutual fund investment, he or she should consider these factors, too. The idea of giving emphasis to risk remains central to our style of investment management, but it occurs to us that the time may be right to clarify exactly what we mean by risk. What, after all, are we talking about when we talk about risk?

[begin pull quote]

Our
commitment
to lowering
risk requires
an educated
understanding,
not an
avoidance,
of risk.

[end pull quote]

              Regardless of the context we choose, risk is a complicated word. This may be why one writer recently defined it as "the art and science of choice." However rationally we behave in the face of uncertainty, however realistically we define the potential pitfalls and profits, unanswerable questions always linger. The science of risk involves a great deal of reliance on the future resembling the past. The past forms a picture from which we make guesses, however well-educated, about the future. The art of risk lies in the ability to see what many others cannot.

              In our money management work, we stick almost exclusively to equity investing. Our primary emphasis is to determine


                                          THE ROYCE FUNDS ANNUAL REPORT 1997 | 7

[sidebar]

I think that it is both appropriate and conservative for investors to consider doubling or tripling their current small-cap value allocation to 20% - 30%.

[end sidebar]

[begin pull quote]

    Wall Street
and Main Street
  do not always
      walk hand
       in hand.
     Therefore,
   our approach
 must be multi-
   dimensional.

[end pull quote]

the margin of safety for a given stock or, in other words, assessing how much risk we are taking to achieve a certain reward. Our method is both quantitative and historical, concentrating on two primary factors, business risk and price risk.

              When we analyze a company's business fundamentals, we ask ourselves several important questions that relate directly to business risk. One significant measure of a company's financial good health lies in our estimate of its ability to withstand economic adversity. We want to know what the potential risk is of "permanent capital impairment," i.e., the likelihood of a business not being able to generate sustainable returns on assets or, even worse, becoming insolvent.

              Wall Street and Main Street do not always walk hand in hand. Therefore, our approach must be multi-dimensional. This is where price risk becomes important. We attempt to reduce this type of risk by buying stocks that are trading at what we believe are bargain prices; we believe that the price one pays for an investment makes a significant difference in long-term returns.

              Our commitment to lowering risk requires an educated understanding, not an avoidance, of risk. It is a reality to be lived with, not escaped from. For us, understanding a company's business risk through the examination of 10Qs, 10Ks and other documents forms the science of risk management. The art of risk, and the fun of all this work, comes from interpreting the subjective and seeking to convert these assessments into attractive long-term returns. We get a kick out of proving wrong those academics who assert that high absolute returns are solely the product of high risk.

              We are the first to admit that our focus on risk has somewhat hindered our relative returns over the last several years, but we do not intend to abandon our approach, especially given the higher levels of volatility in today's market.

PRELUDE TO A ...

              While we have no idea where the Dow Jones Industrial Average will end in 1998, we do believe that the current backdrop of higher market volatility, overseas vulnerability, and potential interest rate uncertainty may result in a favorable investment environment for small-cap value. Higher volatility usually translates into lower returns - the standard deviation for the S&P 500 for the six months ended 12/31/97 was 50% higher than the first half of the year, while total return was approximately half that of the first six months-and an edge for value because the discipline demands buying stocks as they decline and selling them as they go up.


8 | THE ROYCE FUNDS ANNUAL REPORT 1997

              By its very nature, small-cap value generally has limited foreign exposure, an advantage given the current turmoil in Southeast Asia. In our judgment, it is unlikely that a 25% decline in long-term interest rates and a 125% rise in the S&P 500 will be repeated in the next three years.

[photo of Chuck Royce, Whitney George, and Jack Fockler]
(c) Gloria Baker
[caption under photo]
Chuck Royce, Whitney George, Jack Fockler

              We look forward to taking a curtain call for what we hope will be a "successful run" in 1998 and remain confident about the long-term prospects of our risk-averse approach.



Sincerely,

/s/ Charles M. Royce      /s/ W. Whitney George     /s/ Jack E. Fockler, Jr.

    Charles M. Royce          W. Whitney George         Jack E. Fockler, Jr.

       President                Vice President           Vice President



January 26, 1998





PS:  Broadway trivia fans will be interested to know that ...

Bring In 'Da Noise, Bring In 'Da Funk made it to Broadway in April 1996 after a successful Off Broadway run. Savion Glover's rhythmic tribute to tap took home a Tony in '96 for Best Musical.

Fiddler On The Roof was one of Broadway's all-time winners with 3,242 performances between 1964 and 1972. The play was also made into a successful film featuring future "Starsky & Hutch" star Paul Michael Glaser in a supporting role.

A Chorus Line is still the all-time performance leader (what mutual fund manager wouldn't love to be able to say that) with a record 6,137 performances. "One Singular Sensation" indeed!

A Funny Thing Happened On The Way To The Forum was one of Broadway's most successful reruns. The most recent production (April 1996 - January 1998) drew raves with three different actors in the leading role: Nathan Lane, Whoopi Goldberg and David Alan Grier.

Beauty And The Beast proved that cartoons can make great plays with one of the most successful runs of the '90s!

West Side Story showed that Shakespeare could swing on the streets of New York and remains one of the country's most popular musicals.

The Grapes Of Wrath offered unfortunate evidence that great novels don't always translate into great dramas - this production endured a brief six-month run from March through September of 1990.

Prelude To a Kiss, originally featuring Timothy Hutton, did not become a prelude to box office success when it was made into a film.


                                          THE ROYCE FUNDS ANNUAL REPORT 1997 | 9

[sidebar]

WHAT WE DO Royce Total Return Fund ("RTR") uses a disciplined value approach to invest primarily in dividend-paying small-cap companies. We believe that this combination of capital appreciation potential and current income offers a highly effective method for capturing above average returns.

HOW WE DID Although Royce Total Return Fund underperformed its benchmark, the small-cap oriented Russell 2000 index, in the second half, the Fund returned 23.7% for the full year, ahead of the Russell 2000's return of 22.4%. The Fund's focus on dividend-paying small companies has resulted in better performance than the Russell 2000 over both the three-year and since inception (12/15/93) periods. RTR's returns for these periods were 25.3% and 19.7%, respectively, versus 22.3% and 16.6% for the Russell 2000.

     Net assets, which were at $120 million as of December 31, 1997, grew steadily, including the period following the Fund's merger with Royce Equity Income Fund on June 17, 1997. RTR has an overall 5-star (*****) rating from Morningstar out of 2,332 equity funds as of December 31, 1997 and has been among the "lowest risk" small-cap equity funds available.

     We believe that RTR's emphasis on dividend-paying securities should continue to offer additional stability and attractive long-term returns, as we expect that higher levels of market volatility will persist into 1998.

[end sidebar]


ROYCE TOTAL RETURN FUND
--------------------------------------------------------------------------------

TOTAL RETURNS
THROUGH 12/31/97
--------------------------------------------------------------------------------
        4th Quarter 1997                               1.1%
--------------------------------------------------------------------------------
        Jul-Dec 1997                                   9.7%
--------------------------------------------------------------------------------
        1997                                          23.7%
--------------------------------------------------------------------------------
        3-Year Average Annual                         25.3%
--------------------------------------------------------------------------------
        Since Inception (12/15/93)                    19.7%
        Average Annual
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RISK/RETURN COMPARISON
INCEPTION (12/15/93) THROUGH 12/31/97

                        Average Annual       Standard
                         Total Return        Deviation      RUR
--------------------------------------------------------------------------------
    Royce Total Return     19.7%                6.2         3.18
--------------------------------------------------------------------------------
    Russell 2000           16.6%               13.1         1.27
--------------------------------------------------------------------------------

RUR = Return Per Unit of Risk: Average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.
--------------------------------------------------------------------------------
[begin pull quote]

Since its inception,
Royce Total Return has
substantially outperformed
the Russell 2000 on
BOTH an absolute and a
risk-adjusted basis.

[end pull quote]

ROYCE TOTAL RETURN VERSUS RUSSELL 2000  VALUE OF $10,000 INVESTED ON 12/15/93

[plot points of line chart]

Date           RTR            Russell 2000
------       ------           ------------
Dec-93       10,000             10,000
Dec-93       10,000             10,350
Mar-94        9,940             10,075
Jun-94        9,960              9,683
Sep-94       10,360             10,355
Dec-94       10,513             10,162
Mar-95       11,149             10,631
Jun-95       12,010             11,627
Sep-95       12,996             12,775
Dec-95       13,336             13,053
Mar-96       13,961             13,720
Jun-96       15,234             14,406
Sep-96       15,512             14,455
Dec-96       16,734             15,206
Mar-97       17,159             14,419
Jun-97       18,861             16,757
Sep-97       20,483             19,251
Dec-97       20,698             18,606

[end line chart]

Includes reinvestment of distributions.

10 | THE ROYCE FUNDS ANNUAL REPORT 1997

                                                  PERFORMANCE & PORTFOLIO REVIEW
--------------------------------------------------------------------------------

DOWN MARKET PERFORMANCE COMPARISON
ALL DOWN PERIODS OF 7.5% OR GREATER IN PERCENTAGES (%)

[typeset representation of bar chart]

                         RTR            Russell 2000

3/18/94 -                 1.8             -12.4
12/9/94

5/22/96 -                -0.5             -15.5
7/24/96

1/22/97 -                 0.2              -9.2
4/25/97

10/13/97 -               -2.8              -9.7
10/27/97

[end bar chart]

                The Fund's opportunistic, total return approach
            has resulted in strong relative returns in down markets.


PORTFOLIO DIAGNOSTICS
------------------------------------------------------
  Median Market Cap                       $468 million
------------------------------------------------------
  Weighted Average P/E Ratio                     15.1x
------------------------------------------------------
  Weighted Average P/B Ratio                      1.6x
------------------------------------------------------
  Weighted Average Yield                          2.8%
------------------------------------------------------
  Net Assets                              $120 million
------------------------------------------------------
  Turnover Rate                                    26%
------------------------------------------------------
  Symbol                                         RYTRX
------------------------------------------------------


TOP TEN POSITIONS
% OF NET ASSETS

---------------------------------------
 1. Charming Shoppes
    Conv. Note                      3.1
---------------------------------------
 2. Willis Corroon Group ADR        2.8
---------------------------------------
 3. The Commerce Group              2.7
---------------------------------------
 4. Stanhome                        2.6
---------------------------------------
 5. Central Steel & Wire
    Company                         2.4
---------------------------------------
 6. Zenith National Insurance       2.4
---------------------------------------
 7. Trenwick Group                  2.3
---------------------------------------
 8. CalMat                          2.2
---------------------------------------
 9. The Standard Register
    Company                         2.1
---------------------------------------
10. Ennis Business Forms            2.1
---------------------------------------

PORTFOLIO SECTOR BREAKDOWN (WITH EXAMPLES)      % OF NET ASSETS*
--------------------------------------------------------------------------------
Industrial Products  Textiles, building construction
  materials, steel, paper.                                                    23
--------------------------------------------------------------------------------
Financial Services  Investment management,
  insurance brokers, credit rating.                                         21
--------------------------------------------------------------------------------
Consumer Products  Apparel, home
  furnishings, mobile homes.                                              16
--------------------------------------------------------------------------------
Financial Intermediaries  Banks,
  insurance, stockbrokers.                                              15
--------------------------------------------------------------------------------
Industrial Services  Engineering,
  trucking, printing, advertising.                                    14
--------------------------------------------------------------------------------
Natural Resources  Energy, real estate, aggregates.                4
--------------------------------------------------------------------------------
Retail  Apparel stores, discount stores, direct marketing.    3
--------------------------------------------------------------------------------
Technology  Electronics, software, distributors.        2
--------------------------------------------------------------------------------
Consumer Services  Restaurants, airlines.               2
--------------------------------------------------------------------------------
*excludes cash and cash equivalents.

GOOD IDEAS THAT WORKED
-----------------------------------------------------
        1997 REALIZED AND UNREALIZED GAIN
-----------------------------------------------------
New England Business Service               $1,054,549
-----------------------------------------------------
The Commerce Group                            913,574
-----------------------------------------------------
CalMat                                        707,327
-----------------------------------------------------
Bassett Furniture Industries, Incorporated    565,198
-----------------------------------------------------
The Standard Register Company                 560,276
-----------------------------------------------------
Combined Gain                              $3,800,924
-----------------------------------------------------


GOOD IDEAS AT THE TIME
-----------------------------------------------------
         1997 REALIZED AND UNREALIZED LOSS
-----------------------------------------------------
Ennis Business Forms                         $389,790
-----------------------------------------------------
Stanhome                                      270,785
-----------------------------------------------------
Charming Shoppes Conv. Note                   185,063
-----------------------------------------------------
Sbarro                                         30,518
-----------------------------------------------------
Synalloy Corporation                           14,970
-----------------------------------------------------
Combined Loss                                $891,126
-----------------------------------------------------

     During 1997, the companies listed above made the largest positive and negative contributions in dollar terms to our overall performance. While we are quite pleased with this year's successes, we have learned over the years that there is often more wisdom to be drawn from failures. An examination of past years' winners and losers has taught us that this year's beast can easily be transformed into next year's beauty. Certain securities whose fundamentals are intact, but whose recent performance is out of sync, provide us with the opportunity to buy additional shares at discounted prices. The end result is that we would not be surprised to find that one of this year's underperformers becomes a future year's major portfolio success story.

     New England Business Service's highly effective management transformed a sleepy, small mail order company with strong cash flow into a growing company with increasing stock values. Successful acquisitions, stock repurchases and energetic marketing all have contributed to the company's growth.

     Ennis Business Forms, a manufacturer and distributor that had produced lackluster results under previous management, has a new management team and CEO that give us hope, a 6% dividend yield that gives us patience, and a strong balance sheet that gives us comfort.


                                         THE ROYCE FUNDS ANNUAL REPORT 1997 | 11

[sidebar]

WHAT WE DO Royce Low-Priced Stock Fund ("RLP") invests primarily in small and micro-cap companies whose market prices are below $15 at the time of purchase. These securities attract less institutional attention, thus providing potentially rewarding investment opportunities.

HOW WE DID Royce Low-Priced Stock Fund lagged its benchmark, the small-cap oriented Russell 2000 index, for the full year, returning 1 9.5% versus 22.4% for the Russell 2000. In the second half, however, RLP outperformed its benchmark, providing a return of 11.3% versus a gain of 11.0% for the Russell 2000.

     Net assets were at $18 million as of December 31, 1997. In terms of volatility, RLP is our most aggressive offering. Although we are not totally satisfied with the level of return we have provided given the level of risk that we have assumed, we believe that the Fund's investment potential will become commensurate with its relatively higher level of risk. In addition, in spite of being our most aggressive fund, RLP's downmarket returns and risk profile (as measured by standard deviation and beta) are better than those of the Russell 2000.

     Although the Fund is not restricted in terms of capitalization, it makes the bulk of its selections from low-priced stocks within the micro-cap sector. While micro-cap companies are higher in risk than the more established companies, we believe that these under-followed and under-appreciated stocks offer substantial long-term investment opportunities. Also, given that RLP has a bias for micro-cap companies with conservatively structured balance sheets and excess cash flow, the inherent risk in owning these securities may be reduced.

[end sidebar]


ROYCE LOW-PRICED STOCK FUND
--------------------------------------------------------------------------------

TOTAL RETURNS
THROUGH 12/31/97
---------------------------------------------------
4th Quarter 1997                              -3.0%
---------------------------------------------------
Jul-Dec 1997                                  11.3%
---------------------------------------------------
1997                                          19.5%
---------------------------------------------------
3-Year Average Annual                         21.6%
---------------------------------------------------
Since Inception (12/15/93)                    16.5%
Average Annual
---------------------------------------------------

RISK/RETURN COMPARISON
INCEPTION (12/15/93) THROUGH 12/31/97


                       Average Annual   Standard
                       Total Return     Deviation      RUR
-----------------------------------------------------------
Royce Low-Priced Stock     16.5%          12.0         1.37
-----------------------------------------------------------
Russell 2000               16.6%          13.1         1.27
-----------------------------------------------------------
RUR = Return Per Unit of Risk: Average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

[begin pull quote]

Since its inception,
Royce Low-Priced Stock
has provided better
risk-adjusted returns
than the
Russell 2000.

[end pull quote]


ROYCE LOW-PRICED STOCK VS. RUSSELL 2000  VALUE OF $10,000 INVESTED ON 12/15/93

[plot points of line chart]

Date           RLP            Russell 2000
------       ------           ------------
12/15/93     10,000             10,000
12/31/93     10,020             10,350
 3/31/94      9,780             10,075
 6/30/94      9,659              9,683
 9/30/94     10,259             10,355
12/31/94     10,319             10,162
 3/31/95     11,011             10,631
 6/30/95     12,131             11,627
 9/30/95     13,005             12,775
12/31/95     12,644             13,053
 3/31/96     14,443             13,720
 6/30/96     15,388             14,406
 9/30/96     14,780             14,455
12/31/96     15,526             15,206
 3/31/97     15,404             14,419
 6/30/97     16,660             16,757
 9/30/97     19,125             19,251
12/31/97     18,551             18,606

[end line chart]

Includes reinvestment of distributions.


12 | THE ROYCE FUNDS ANNUAL REPORT 1997

DOWN MARKET PERFORMANCE COMPARISON
ALL DOWN PERIODS OF 7.5% OR GREATER IN PERCENTAGES (%)

[typeset representation of bar chart]

                         RLP            Russell 2000

3/18/94 -                -2.7             -12.4
12/9/94

5/22/96 -               -10.5             -15.5
7/24/96

1/22/97 -                -4.8              -9.2
4/25/97

10/13/97 -               -5.5              -9.7
10/27/97

[end bar chart]

                   Royce Low-Priced Stock's value orientation
            has resulted in better relative returns in down markets.


PORTFOLIO DIAGNOSTICS
------------------------------------------------------
  Median Market Cap                       $127 million
------------------------------------------------------
  Weighted Average P/E Ratio                     15.9x
------------------------------------------------------
  Weighted Average P/B Ratio                      1.4x
------------------------------------------------------
  Weighted Average Yield                          1.0%
------------------------------------------------------
  Net Assets                               $18 million
------------------------------------------------------
  Turnover Rate                                    99%
------------------------------------------------------
  Symbol                                         RYLPX
------------------------------------------------------


TOP TEN POSITIONS
% OF NET ASSETS
---------------------------------------
 1. Charming Shoppes                3.3
---------------------------------------
 2. Pizza Inn                       3.3
---------------------------------------
 3. Frozen Food Express
    Industries                      3.0
---------------------------------------
 4. Richardson Electronics          2.9
---------------------------------------
 5. Phoenix Duff & Phelps
    Corporation                     2.8
---------------------------------------
 6. Johnson Worldwide
    Associates Cl. A                2.7
---------------------------------------
 7. Catherines Stores
    Corporation                     2.7
---------------------------------------
 8. MovieFone Cl. A                 2.5
---------------------------------------
 9. Oakley                          2.5
---------------------------------------
10. Intercargo Corporation          2.5
---------------------------------------


PORTFOLIO SECTOR BREAKDOWN (WITH EXAMPLES)      % OF NET ASSETS*
--------------------------------------------------------------------------------
Consumer Products  Apparel, home furnishings, mobile homes.                   18
--------------------------------------------------------------------------------
Industrial Services  Engineering, trucking, printing, advertising.            18
--------------------------------------------------------------------------------
Industrial Products  Textiles, building construction
  materials, steel, paper.                                                  11
--------------------------------------------------------------------------------
Retail  Apparel stores, discount stores, direct marketing.                10
--------------------------------------------------------------------------------
Technology  Electronics, software, distributors.                          10
--------------------------------------------------------------------------------
Consumer Services  Restaurants, airlines.                              9
--------------------------------------------------------------------------------
Health  Pharmaceuticals, medical equipment, health care, biotech.    7
--------------------------------------------------------------------------------
Financial Intermediaries  Banks, insurance, stockbrokers.      5
--------------------------------------------------------------------------------
Financial Services  Investment management, insurance
  brokers, credit rating.                                      5
--------------------------------------------------------------------------------
Miscellaneous                                                  5
--------------------------------------------------------------------------------
Natural Resources  Energy, real estate, aggregates.          2
--------------------------------------------------------------------------------
*excludes cash and cash equivalents.


GOOD IDEAS THAT WORKED
----------------------------------------------------
        1997 REALIZED AND UNREALIZED GAIN
----------------------------------------------------
Oshkosh B'Gosh Cl. A                        $297,978
----------------------------------------------------
MovieFone Cl. A                              203,943
----------------------------------------------------
Willbros Group                               193,259
----------------------------------------------------
J. Baker                                     169,385
----------------------------------------------------
Richardson Electronics                       157,591
----------------------------------------------------
Combined Gain                             $1,022,156
----------------------------------------------------


GOOD IDEAS AT THE TIME
------------------------------------------------
      1997 REALIZED AND UNREALIZED LOSS
------------------------------------------------
Guy F. Atkinson Company                 $264,245
------------------------------------------------
The Topps Company                        209,013
------------------------------------------------
Technical Communication Corporation       84,562
------------------------------------------------
Cordiant Communications                   83,470
------------------------------------------------
Rush Enterprises                          73,735
------------------------------------------------
Combined Loss                           $715,025
------------------------------------------------

     During 1997, the companies listed above made the largest positive and negative contributions in dollar terms to our overall performance. While we are quite pleased with this year's successes, we have learned over the years that there is often more wisdom to be drawn from failures. An examination of past years' winners and losers has taught us that this year's beast can easily be transformed into next year's beauty. Certain securities whose fundamentals are intact, but whose recent performance is out of sync, provide us with the opportunity to buy additional shares at discounted prices. The end result is that we would not be surprised to find that one of this year's underperformers becomes a future year's major portfolio success story.

     Oshkosh B'Gosh remains, in our opinion, a very solid company whose management has begun to concentrate more closely on their core business of clothing manufacturing, has shed non-core operations and has applied excess capital to stock repurchases. All of these activities led to growth in earnings and stock price.

     Guy F. Atkinson Company was a case of our badly misjudging management as the stock of this heavy construction contractor went from a $10 per share book value to bankruptcy virtually overnight in spite of a solid balance sheet. This provides a good example of the importance of portfolio diversification.


                                        THE ROYCE FUNDS ANNUAL REPORT 1997  | 13

[sidebar]

WHAT WE DO Royce Financial Services Fund, formerly Royce Global Services Fund, uses a risk-averse approach to invest primarily in financial services companies. Our approach attempts to understand and value a company's "private worth" - what we believe an enterprise would sell for in a private transaction between rational parties. The price we pay for a security must be significantly lower than our appraisal of its private worth.

HOW WE DID On November 25, 1997 the Fund's investment objective and policies were changed to permit the Fund to concentrate its investments in the financial services industry. While the Fund previously employed a "global services" focus, a substantial portion of its portfolio was invested in the financial services sector.

     Although the Fund is currently not restricted in terms of capitalization, it remains primarily invested in financial services companies in the small-cap sector, an area we know well and where we believe investment opportunities are plentiful. The Fund's second half was disappointing; its 2.9% return was behind its benchmark, the small-cap oriented Russell 2000 index, which returned 11.0%. Its full-year return of 19.4% was in line with its average annual total return since inception (12/15/94) of 18.6% and ahead of the Morgan Stanley World Index return of 15.8%, but trailed the Russell 2000 return of 22.4%. While we readily recognize that the Fund's specialized nature may result in out of sync performance in the short term, we remain enthused about the Fund's long-term prospects.

[end sidebar]

ROYCE FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------


TOTAL RETURNS
THROUGH 12/31/97
---------------------------------------------------
4th Quarter 1997                              -3.6%
---------------------------------------------------
Jul-Dec 1997                                   2.9%
---------------------------------------------------
1997                                          19.4%
---------------------------------------------------
3-Year Average Annual                         18.4%
---------------------------------------------------
Since Inception (12/15/94)                    18.6%
Average Annual
---------------------------------------------------

RISK/RETURN COMPARISON
INCEPTION (12/15/94) THROUGH 12/31/97

                            Average Annual  Standard
                            Total Return    Deviation     RUR
-------------------------------------------------------------
Royce Financial Services         18.6%        8.9        2.08
-------------------------------------------------------------
Russell 2000                     23.5%       13.5        1.74
-------------------------------------------------------------

RUR = Return Per Unit of Risk: Average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

[begin pull quote]

Since its inception,
Royce Financial Services
has outperformed
the Russell 2000
on a risk-adjusted
basis.

[end pull quote]

ROYCE FINANCIAL SERVICES VS. RUSSELL 2000  VALUE OF $10,000 INVESTED ON 12/15/94

[plot points of line chart]

Date           RFS            Russell 2000
------       ------           ------------
12/15/94     10,000             10,000
12/31/94     10,120             10,380
 3/31/95     10,860             10,859
 6/30/95     11,699             11,876
 9/30/95     12,260             13,049
12/31/95     12,268             13,332
 3/31/96     12,765             14,014
 6/30/96     13,218             14,714
 9/30/96     13,304             14,764
12/31/96     14,062             15,532
 3/31/97     14,483             14,728
 6/30/97     16,325             17,116
 9/30/97     17,421             19,663
12/31/97     16,790             19,005

[end line chart]

Includes reinvestment of distributions.

14 | THE ROYCE FUNDS ANNUAL REPORT 1997

                                                  PERFORMANCE & PORTFOLIO REVIEW
--------------------------------------------------------------------------------

DOWN MARKET PERFORMANCE COMPARISON
ALL DOWN PERIODS OF 7.5% OR GREATER IN PERCENTAGES (%)

[typeset representation of bar chart]

                         RFS            Russell 2000

5/22/96 -                -7.7             -15.5
7/24/96

1/22/97 -                -0.8              -9.2
4/25/97

10/13/97 -               -5.0              -9.7
10/27/97

[end bar chart]

                   Royce Financial Services' value orientation
            has resulted in better relative returns in down markets.


PORTFOLIO DIAGNOSTICS
------------------------------------------------------
  Median Market Cap                       $433 million
------------------------------------------------------
  Weighted Average P/E Ratio                     13.0x
------------------------------------------------------
  Weighted Average P/B Ratio                      1.5x
------------------------------------------------------
  Weighted Average Yield                          2.2%
------------------------------------------------------
  Net Assets                              $2.4 million
------------------------------------------------------
  Turnover Rate                                    66%
------------------------------------------------------
  Symbol                                         RYGSX
------------------------------------------------------

TOP TEN POSITIONS
% OF NET ASSETS
---------------------------------------
 1. Trenwick Group                  3.9
---------------------------------------
 2. BHI Corporation                 3.9
---------------------------------------
 3. Affiliated Managers Group       3.8
---------------------------------------
 4. Alleghany Corporation           3.6
---------------------------------------
 5. Sevenson Environmental
    Services                        3.4
---------------------------------------
 6. Willis Corroon Group ADR        3.3
---------------------------------------
 7. Pennsylvania Manufacturers
    Corporation Cl. A               3.3
---------------------------------------
 8. Zenith National Insurance       3.2
---------------------------------------
 9. Leucadia National
    Corporation                     2.9
---------------------------------------
10. Intercargo Corporation          2.8
---------------------------------------


PORTFOLIO SECTOR BREAKDOWN (WITH EXAMPLES)      % OF NET ASSETS*
--------------------------------------------------------------------------------
Financial Intermediaries  Banks, insurance, stockbrokers.                     49
--------------------------------------------------------------------------------
Financial Services  Investment management, insurance
  brokers, credit rating.                                                 30
--------------------------------------------------------------------------------
Miscellaneous                                                 6
--------------------------------------------------------------------------------
Consumer Products  Apparel, home furnishings,
mobile homes.                                          5
--------------------------------------------------------------------------------
Industrial Services  Engineering,
  trucking, printing, advertising.                  4
--------------------------------------------------------------------------------
Retail  Apparel stores, discount
  stores, direct marketing.                     3
--------------------------------------------------------------------------------
Technology  Electronics, software,
  distributors.                              2
--------------------------------------------------------------------------------
Natural Resources  Energy, real
  estate, aggregates.                    1
--------------------------------------------------------------------------------
*excludes cash and cash equivalents.

GOOD IDEAS THAT WORKED
--------------------------------------------------
       1997 REALIZED AND UNREALIZED GAIN
--------------------------------------------------
Nam Tai Electronics                        $42,148
--------------------------------------------------
BHI Corporation                             32,212
--------------------------------------------------
E.W. Blanch Holdings                        29,112
--------------------------------------------------
PXRE Corporation                            26,221
--------------------------------------------------
Telecommunicacoes Brasile                   24,526
--------------------------------------------------
Combined Gain                             $154,219
--------------------------------------------------


GOOD IDEAS AT THE TIME
--------------------------------------------------
      1997 REALIZED AND UNREALIZED LOSS
--------------------------------------------------
International Semi-Tech Sr. Note           $25,500
--------------------------------------------------
Semi-Tech Corporation                       15,312
--------------------------------------------------
Haemonetics Corporation                     14,883
--------------------------------------------------
Standard Commercial Corporation              7,888
--------------------------------------------------
Amway Japan                                  7,435
--------------------------------------------------
Combined Loss                              $71,018
--------------------------------------------------


     During 1997, the companies listed above made the largest positive and negative contributions in dollar terms to our overall performance. While we are quite pleased with this year's successes, we have learned over the years that there is often more wisdom to be drawn from failures. An examination of past years' winners and losers has taught us that this year's beast can easily be transformed into next year's beauty. Certain securities whose fundamentals are intact, but whose recent performance is out of sync, provide us with the opportunity to buy additional shares at discounted prices. The end result is that we would not be surprised to find that one of this year's underperformers becomes a future year's major portfolio success story.

     BHI Corporation, the largest bank in Belize, has diversified into the domestic janitorial markets, where it has become a significant force under the guidance of the firm's majority owners, including Michael Ashcroft, better known for building and managing ADT security systems.

     International Semi-Tech Corp. notes are collateralized by a controlling interest in Singer Corp. As a global distributor of consumer products, this issue was especially sensitive to the volatility in Southeast Asia.


                                        THE ROYCE FUNDS ANNUAL REPORT 1997  | 15

UPDATES & NOTES TO PERFORMANCE AND RISK INFORMATION
--------------------------------------------------------------------------------


NOTICE TO SHAREHOLDERS

     If you are a shareholder of our Funds through one of the mutual fund supermarkets such as Charles Schwab, Fidelity, Jack White, etc. and would like to be kept apprised directly of what's going on with The Royce Funds, please drop us a line or an e-mail at "funds@roycenet.com" with your name, address, telephone number and the name of the Fund you hold.

[graphic of computer with words "The Royce Funds" on the screen]

NEW ON OUR WEBSITE

     Royce Funds' shareholders can now have PC access to account information and perform transactions online through Royce Online Account Access (ROAA)!

     A new section dedicated to our unique gifting and estate planning fund, Royce GiftShares Fund, has also been added.

ROYCE PORTFOLIOS NOW IN A VARIABLE ANNUITY

     Royce & Associates has contracted with IL Annuity and Insurance Company, a wholly-owned subsidiary of the Indianapolis Life Group of Companies, rated A (excellent) by A.M. Best, to offer our micro-cap approach in a variable annuity format in the Indianapolis "Visionary Choice" Variable Annuity. To receive a prospectus, which includes fees and expenses, call IL Annuity and Insurance Company toll-free at 1-888-232-6486. Please read the prospectus carefully before investing.

     We have also contracted with American General Life, one of the country's largest distributors of insurance products, to offer our premier and total return approaches in a variable annuity format in their newly-developed "Select Reserve" Variable Annuity Insurance Contract in February 1998. To receive a prospectus, which includes fees and expenses, call 1-800-829-5046. Please read the prospectus carefully before investing.

NOTES TO PERFORMANCE AND RISK INFORMATION

     All performance information is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Royce Low-Priced-Stock Fund invests primarily in securities of low-priced and micro-cap companies which may involve considerably more risk than investments in securities of larger-cap companies (see "Investment Risks" in the prospectus). This report is not authorized for distribution unless preceded or accompanied by a current prospectus. Please read the prospectus carefully before investing or sending money.

     Morningstar proprietary ratings reflect historical risk-adjusted performance as of 12/31/97 and are subject to change monthly. The rating is calculated from a fund's three, five to three-month Treasury bill returns. Royce Total Return Fund received five stars for the three-year period ended December 31, 1997 in the domestic equity category out of 2,332 funds. Ten percent of the funds in an investment category receive five stars, 22.5% receive four stars, and 35% receive three stars. Morningstar proprietary risk ratio measures a fund's downside volatility relative to all equity funds, which have an average score of 1.00. The average risk score for the 324 funds in the small-cap objective category was 1.49 for the three years ended 12/31/97. The lower the risk ratio, the lower a fund's downside volatility has been. The risk scores for Royce Premier, Royce Total Return, and Pennsylvania Mutual Fund for this period were 0.67, 0.20 and 0.70, respectively. Standard deviation is a statistical measure within which a fund's total returns have varied over time. The greater the standard deviation, the greater a fund's volatility. The Russell 2000, Russell 2000 Value, Russell 2000 Growth, S&P 500 and Dow Jones Industrial Average are unmanaged indices of domestic common stocks. The Royce Funds and Royce GiftShares Fund are service marks of The Royce Funds.

ROYCE FINANCIAL SERVICES FUND (FORMERLY ROYCE GLOBAL SERVICES FUND)

     At a Special Meeting of Shareholders held on November 25, 1997, the Fund's shareholders approved a change in the Fund's investment objective and in a related fundamental policy to permit the Fund to concentrate its investments in the financial services industry, as follows:

Votes Cast For        Votes Cast Against        Votes Abstained
--------------        ------------------        ---------------
   236,652                  3,314                     0


16 |  THE ROYCE FUNDS ANNUAL REPORT 1997

[background graphic of mutual fund page from a newspaper, with Royce Funds circled]

FINANCIAL STATEMENTS

Schedules of Investments                                 18-21

Statements of Assets and Liabilities                     22

Statements of Changes in Net Assets                      23

Statements of Operations and                             24
  Financial Highlights

Notes to Financial Statements                            25-26

SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
ROYCE TOTAL RETURN FUND                                        DECEMBER 31, 1997
--------------------------------------------------------------------------------
COMMON STOCKS -- 67.6%

                                             SHARES          VALUE
                                             ------          -----
Consumer Products -- 10.6%
Bassett Furniture Industries,
 Incorporated                                 77,200       $  2,316,000
Garan Incorporated                            82,500          2,124,375
Juno Lighting                                 38,300            670,250
La-Z-Boy                                       6,900            297,563
Skyline Corporation                           71,700          1,971,750
Stanhome                                     121,400          3,118,462
Sturm, Ruger & Company                       124,300          2,291,781
                                                           ------------
                                                             12,790,181
                                                           ------------
Consumer Services -- 1.6%
Sbarro                                        71,500          1,881,344
                                                           ------------
Financial Intermediaries -- 10.1%
The Commerce Group                           100,800          3,288,600
PXRE Corporation                              31,700          1,052,044
Pennsylvania Manufacturers
 Corporation Cl. A                           135,380          2,166,080
Trenwick Group                                72,050          2,710,881
Zenith National Insurance                    113,500          2,922,625
                                                           ------------
                                                             12,140,230
                                                           ------------
Financial Services -- 14.3%
Alliance Capital Management L.P.              42,100          1,676,106
E.W. Blanch Holdings                          26,100            898,819
Crawford & Company Cl. A                      65,200          1,238,800
Arthur J. Gallagher & Co.                     65,500          2,255,656
The John Nuveen Company Cl. A                 68,400          2,394,000
New England Investment
 Companies, L.P.                              60,000          1,717,500
Phoenix Duff & Phelps
 Corporation                                 171,600          1,372,800
PIMCO Advisors Holdings, L.P.                 27,050            818,262
PIMCO Advisors, L.P. Cl. A                    31,000            935,813
The Pioneer Group                             20,000            562,500
Willis Corroon Group ADR+                    273,600          3,368,700
                                                           ------------
                                                             17,238,956
                                                           ------------
Industrial Products -- 15.4%
Central Steel & Wire Company                   3,868          2,939,680
Curtiss-Wright Corporation                    13,600            493,850
Fab Industries                                15,000            466,875
P. H. Glatfelter Company                      38,800            722,650
International Aluminum
 Corporation                                  39,300          1,228,125
Lilly Industries Cl. A                        80,700          1,664,438
Minuteman International                      138,500          1,506,187
**Paul Mueller Company                        60,800          2,340,800
NN Ball and Roller                            39,400            349,675
Oshkosh Truck Corporation Cl. B               88,700          1,602,144
The Standard Register Company                 74,000          2,571,500
Synalloy Corporation                          30,600            451,350
Tech/Ops Sevcon                               43,700            551,713
Woodward Governor Company                     50,400          1,631,700
                                                           ------------
                                                             18,520,687
                                                           ------------


                                             SHARES           VALUE
                                             ------           -----
Industrial Services -- 9.1%
Arnold Industries                            132,100       $  2,278,725
DIMON Incorporated                            68,300          1,792,875
Ennis Business Forms                         275,400          2,547,450
New England Business Service                  73,400          2,477,250
Sevenson Environmental Services               54,400            666,400
Universal Corporation                         30,000          1,233,750
                                                           ------------
                                                             10,996,450
                                                           ------------
Natural Resources -- 3.0%
CalMat                                        94,200          2,625,825
Florida Rock Industries                       30,900            702,975
Investment Properties Associates*              3,000            219,000
                                                           ------------
                                                              3,547,800
                                                           ------------
Retail -- 2.0%
Sotheby's Holdings Cl. A                      47,100            871,350
The Talbots                                   85,900          1,556,937
                                                           ------------
                                                              2,428,287
                                                           ------------
Technology -- 1.5%
BGS Systems                                   16,200            567,000
Helix Technology Corporation                  46,700            910,650
Landauer                                      13,400            375,200
                                                           ------------
                                                              1,852,850
                                                           ------------
TOTAL COMMON STOCKS
 (Cost $70,100,564)                                          81,396,785
                                                           ------------
                                          PRINCIPAL
                                           AMOUNT
                                           ------
CORPORATE BONDS -- 4.0%
Charming Shoppes 7.50%
 Conv. Sub. Note due 7/15/06              $4,000,000          3,740,000
Richardson Electronics 8.25%
 Sr. Conv. Sub. Deb due 6/15/06              710,000            653,200
Standard Commercial 7.25%
 Conv. Sub. Deb. due 3/31/07                 500,000            452,500
                                                           ------------
TOTAL CORPORATE BONDS
 (Cost $4,836,501)                                            4,845,700
                                                           ------------
U.S. TREASURY OBLIGATIONS -- 14.3%
U.S. Treasury Notes
 6.25%, due 8/31/00                        4,000,000          4,053,760
 6.25%, due 8/31/02                        8,000,000          8,163,760
 5.625%, due 12/31/02                      5,000,000          4,981,250
                                                           ------------
TOTAL U.S. TREASURY
 OBLIGATIONS
 (Cost $17,005,549)                                          17,198,770
                                                           ------------


18 |  THE ROYCE FUNDS ANNUAL REPORT 1997

SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
ROYCE TOTAL RETURN FUND                                        DECEMBER 31, 1997
--------------------------------------------------------------------------------


                                                   VALUE
                                                   -----
REPURCHASE AGREEMENT -- 15.5%
State Street Bank & Trust Company,
 5.15% dated 12/31/97, due 1/02/98,
 maturity value $18,705,350
 (collateralized by U.S. Treasury Notes,
 5.875% due 8/31/99, valued at $19,074,448)
 (Cost $18,700,000)                              $ 18,700,000
                                                 ------------

                                                   VALUE
                                                   -----
TOTAL INVESTMENTS -- 101.4%
 (Cost $110,642,614)                           $122,141,255
LIABILITIES LESS CASH AND
 OTHER ASSETS -- (1.4)%
                                                 (1,694,793)
                                               ------------
NET ASSETS -- 100.0%                           $120,446,462
                                               ------------

--------------------------------------------------------------------------------
 * Non-income producing.

** At December 31, 1997, the Fund owned 5% or more of the Company's outstanding shares thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940.

 + American Depository Receipt.

Income Tax Information: The cost of total investments for federal income tax purposes was $110,829,156. At December 31, 1997, net unrealized appreciation for all securities amounted to $11,312,099, consisting of aggregate gross unrealized appreciation of $12,237,226 and aggregate gross unrealized depreciation of $925,127. The Fund designated $1,788,574 as a capital gain dividend for purposes of the dividend paid deduction.



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.













                                         THE ROYCE FUNDS ANNUAL REPORT 1997 | 19

SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
ROYCE LOW-PRICED STOCK FUND                                    DECEMBER 31, 1997
--------------------------------------------------------------------------------
COMMON STOCKS -- 91.3%

                                           SHARES          VALUE
                                           ------          -----
Consumer Products -- 16.4%
Jean-Philippe Fragrances*                  49,200       $   338,250
Johnson Worldwide Associates Cl. A*        28,100           495,263
Lazare Kaplan International*               10,000           135,000
Lifetime Hoan Corporation                  29,370           290,029
Lund International Holdings*               19,200           228,000
Oakley*                                    49,300           446,781
Oshkosh B'Gosh Cl. A                       12,200           402,600
Pentech International*                     66,700           191,762
The Topps Company*                        121,900           270,466
Toy Biz*                                   23,000           178,250
                                                        -----------
                                                          2,976,401
                                                        -----------
Consumer Services -- 7.9%
Buffets*                                   39,500           370,313
MovieFone Cl. A*                           67,900           458,325
Pizza Inn                                 105,700           594,562
                                                        -----------
                                                          1,423,200
                                                        -----------
Financial Intermediaries -- 4.6%
Intercargo Corporation                     33,500           443,875
Pennsylvania Manufacturers
 Corporation Cl. A                         24,800           396,800
                                                        -----------
                                                            840,675
                                                        -----------
Financial Services -- 4.7%
Phoenix Duff & Phelps
 Corporation                               62,900           503,200
Willis Corroon Group ADR+                  28,500           350,906
                                                        -----------
                                                            854,106
                                                        -----------
Health -- 6.5%
Haemonetics Corporation*                   25,000           350,000
Hauser*                                    30,000           180,000
Healthworld Corporation*                   17,200           207,475
International Isotopes*                    30,000           262,500
Nitinol Medical Technologies*              22,800           182,400
                                                        -----------
                                                          1,182,375
                                                        -----------
Industrial Products -- 10.0%
Aldila*                                     7,100            31,063
BHA Group Holdings                          4,411            86,014
CFC International*                         20,100           236,175
DeVlieg-Bullard*                          105,000           400,313
Hawkins Chemical                           28,235           326,467
Midwest Grain Products*                    20,000           250,000
Sun Hydraulics Corporation                 25,000           300,000
Synalloy Corporation                       12,100           178,475
                                                        -----------
                                                          1,808,507
                                                        -----------

                                           SHARES          VALUE
                                           ------          -----
Industrial Services -- 16.5%
Arnold Industries                          22,500       $   388,125
Guy F. Atkinson Company*                  103,200           141,900
Ennis Business Forms                       38,000           351,500
Frozen Food Express Industries             59,600           536,400
Insituform Technologies Cl. A*             48,500           375,875
Morrison Knudsen Corporation*              34,300           334,425
Sevenson Environmental Services            36,160           442,960
Standard Commercial Corporation*           24,441           404,804
                                                        -----------
                                                          2,975,989
                                                        -----------
Natural Resources -- 1.4%
MK Gold Company*                          168,200           252,300
                                                        -----------
Retail -- 9.0%
Catherines Stores Corporation*             69,900           489,300
Cato Corporation Cl. A                     15,000           133,125
Charming Shoppes*                         127,500           597,656
Lechters*                                  49,100           248,569
Suzy Shier                                 22,000           161,646
                                                        -----------
                                                          1,630,296
                                                        -----------
Technology -- 9.5%
Faroudja*                                  30,000           311,250
MacNeal-Schwendler Corporation*            35,000           336,875
Newport Corporation                        18,000           253,125
Richardson Electronics                     46,900           521,763
Xylan Corporation*                         19,000           287,375
                                                        -----------
                                                          1,710,388
                                                        -----------
Miscellaneous -- 4.8%                                       876,231
                                                        -----------
TOTAL COMMON STOCKS
 (Cost $14,992,572)                                      16,530,468
                                                        -----------
REPURCHASE AGREEMENT -- 10.0%
State Street Bank & Trust Company,
 5.15% dated 12/31/97, due 1/02/98,
 maturity value $1,800,515
 (collaterized by U.S. Treasury Bonds,
 10.75% due 5/15/03, valued at $1,839,642)
 (Cost $1,800,000)                                        1,800,000
                                                        -----------

TOTAL INVESTMENTS -- 101.3%
 (Cost $16,792,572)                                      18,330,468

LIABILITIES LESS CASH AND
 OTHER ASSETS -- (1.3)%                                    (234,050)
                                                        -----------

NET ASSETS -- 100.0%                                    $18,096,418
                                                        -----------

--------------------------------------------------------------------------------
* Non-income producing.

+ American Depository Receipt.

Income Tax Information: The cost of total investments for federal income tax purposes was $16,792,572. At December 31, 1997, net unrealized appreciation for all securities was $1,537,896, consisting of aggregate gross unrealized appreciation of $2,499,726 and aggregate gross unrealized depreciation of $961,830. The Fund designated $7,256 as a capital gain dividend for purposes of the dividend paid deduction.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


20 | THE ROYCE FUNDS ANNUAL REPORT 1997

SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
ROYCE FINANCIAL SERVICES FUND                                  DECEMBER 31, 1997
--------------------------------------------------------------------------------
COMMON STOCKS -- 78.0%

                                         SHARES         VALUE
                                         ------         -----
Consumer Products -- 3.7%
Lazare Kaplan International*              2,500      $   33,750
Stanhome                                  2,100          53,944
                                                     ----------
                                                         87,694
                                                     ----------
Financial Intermediaries -- 37.9%
Alleghany Corporation*                      300          85,425
BHI Corporation                           3,000          92,250
Banca Quadrum ADR+*                       1,000           3,875
Barclays ADR+                               100          10,919
CNA Surety Corporation                    2,000          30,875
The Commerce Group                        2,000          65,250
Fremont General Corporation                 500          27,375
Fund American Enterprises
 Holdings                                   500          60,500
Grupo Financiero ADR+*                    2,000           5,250
Intercargo Corporation                    5,000          66,250
Lawyers Title Corporation                 2,000          62,875
Legg Mason                                  500          27,969
Leucadia National Corporation             2,000          69,000
PXRE Corporation                          1,500          49,781
Pennsylvania Manufacturers
 Corporation Cl. A                        5,000          80,000
Trenwick Group                            2,500          94,062
Zenith National Insurance                 3,000          77,250
                                                     ----------
                                                        908,906
                                                     ----------
Financial Services -- 23.9%
Affiliated Managers Group*                3,100          89,900
Alliance Capital Management L.P.          1,000          39,813
American Express Company                    100           8,925
Amvescap ADR+                               100           8,625
E.W. Blanch Holdings                      1,500          51,656
C.I. Fund Management                      1,000          19,174
Crawford & Company Cl. A                  1,000          19,000
Duff & Phelps Credit Rating Co.           1,000          40,625
Arthur J. Gallagher & Co.                 1,500          51,656
The John Nuveen Company Cl. A             1,000          35,000
Phoenix Duff & Phelps Corporation         4,000          32,000
PIMCO Advisors, L.P. Cl. A                1,000          30,187

                                         SHARES         VALUE
                                         ------         -----

The Pioneer Group                         2,000      $   56,250
U.S. Global Investors Cl. A*              5,000           9,375
Willis Corroon Group ADR+                 6,500          80,031
                                                     ----------
                                                        572,217
                                                     ----------
Industrial Services -- 3.4%
Sevenson Environmental Services           6,700          82,075
                                                     ----------
Natural Resources -- 0.6%
MK Gold Company*                         10,000          15,000
                                                     ----------
Retail -- 2.3%
Sotheby's Holdings Cl. A                  3,000          55,500
                                                     ----------
Technology -- 1.4%
Fair Isaac and Company,
 Incorporated                             1,000          33,313
                                                     ----------
Miscellaneous -- 4.8%                                   115,031
                                                     ----------
TOTAL COMMON STOCKS
 (Cost $1,719,406)                                    1,869,736
                                                     ----------
CORPORATE BOND -- 1.7%
International Semi-Tech,
 11.50% Sr. Note due 8/15/03,
 principal amount $100,000
 (Cost $58,875)                                          39,500
                                                     ----------

REPURCHASE AGREEMENT -- 16.7%
State Street Bank & Trust Company,
 5.15% dated 12/31/97, due 1/02/98,
 maturity value $400,114 (collaterized
 by Federal National Mortgage Association,
 7.00% due 3/18/09, valued at $411,600)
 (Cost $400,000)                                        400,000
                                                     ----------

TOTAL INVESTMENTS -- 96.4%
 (Cost $2,178,281)                                    2,309,236

CASH AND OTHER ASSETS
 LESS LIABILITIES -- 3.6%                                86,461
                                                     ----------

NET ASSETS -- 100.0%                                 $2,395,697
                                                     ----------

--------------------------------------------------------------------------------
* Non-income producing.

+ American Depository Receipt.

Income Tax Information: The cost of total investments for federal income tax purposes was $2,178,281. At December 31, 1997, net unrealized appreciation for all securities was $130,955, consisting of aggregate gross unrealized appreciation of $218,517 and aggregate gross unrealized depreciation of $87,562. The Fund designated $264,619 as a capital gain dividend for purposes of the dividend paid deduction.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                         THE ROYCE FUNDS ANNUAL REPORT 1997 | 21

STATEMENTS OF ASSETS AND LIABILITIES                           DECEMBER 31, 1997
--------------------------------------------------------------------------------


                                                                             ROYCE TOTAL         ROYCE LOW-      ROYCE FINANCIAL
                                                                             RETURN FUND     PRICED STOCK FUND    SERVICES FUND
ASSETS:                                                                   ----------------- ------------------- -----------------
Investments at value (identified cost $91,942,614, $14,992,572 and
 $1,778,281, respectively)                                                  $ 103,441,255      $ 16,530,468       $  1,909,236
Repurchase agreements (at cost and value)                                      18,700,000         1,800,000            400,000
Cash                                                                               56,398            15,808             76,124
Receivable for investments sold                                                        --           214,598              4,885
Receivable for capital shares sold                                              1,075,913            56,899                500
Receivable for dividends and interest                                             640,225            11,136              4,151
Prepaid expenses and other assets                                                      --             1,570              7,166
-------------------------------------------------------------------------   -------------      ------------       ------------
 Total Assets                                                                 123,913,791        18,630,479          2,402,062
-------------------------------------------------------------------------   -------------      ------------       ------------
LIABILITIES:
Payable for investments purchased                                               2,597,375           484,520               --
Payable for capital shares redeemed                                               707,970            12,366                 40
Payable for investment advisory fees                                               96,012            16,481                215
Accrued expenses                                                                   65,972            20,694              6,110
-------------------------------------------------------------------------   -------------      ------------       ------------
 Total Liabilities                                                              3,467,329           534,061              6,365
-------------------------------------------------------------------------   -------------      ------------       ------------
 Net Assets                                                                 $ 120,446,462      $ 18,096,418       $  2,395,697
-------------------------------------------------------------------------   -------------      ------------       ------------
ANALYSIS OF NET ASSETS:
Undistributed net investment income                                         $      35,955      $       --         $       --
Accumulated net realized gain on investments                                      (63,717)            7,743            144,213
Net unrealized appreciation on investments                                     11,498,641         1,537,896            130,955
Capital shares                                                                     16,024             2,655                386
Additional paid-in capital                                                    108,959,569        16,548,124          2,120,143
-------------------------------------------------------------------------   -------------      ------------       ------------
 Net Assets                                                                 $ 120,446,462      $ 18,096,418       $  2,395,697
-------------------------------------------------------------------------   -------------      ------------       ------------
SHARES OUTSTANDING:
 (unlimited number of $.001 par value shares authorized for each Fund)         16,024,336         2,654,949            386,001
-------------------------------------------------------------------------   -------------      ------------       ------------
NET ASSET VALUES (Net Assets - Shares Outstanding):
 (offering and redemption price* per share)                                 $        7.52      $       6.82       $       6.21
-------------------------------------------------------------------------   -------------      ------------       ------------

 * Shares redeemed within one year of purchase are subject to a 1% redemption fee, payable to the Fund.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.






22 | THE ROYCE FUNDS ANNUAL REPORT 1997

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                          -----------------------------------------
                                                   ROYCE TOTAL RETURN FUND
                                          -----------------------------------------
                                                YEAR ENDED           YEAR ENDED
                                               DECEMBER 31,         DECEMBER 31,
                                                   1997                 1996
INVESTMENT OPERATIONS:                    --------------------- -------------------
 Net investment income (loss)                $    1,696,026        $    100,069
 Net realized gain on investments                 2,348,301             651,408
 Net change in unrealized appreciation
  (depreciation) on investments                   5,872,331             183,687
-----------------------------------------    --------------        ------------
 Net increase in net assets from
  investment operations                           9,916,658             935,164
-----------------------------------------    --------------        ------------
DIVIDENDS AND DISTRIBUTIONS:
 Net investment income                           (1,647,104)           (124,188)
 Net realized gain on investments                (2,179,092)           (566,609)
-----------------------------------------    --------------        ------------
 Total dividends and distributions               (3,826,196)           (690,797)
-----------------------------------------    --------------        ------------
CAPITAL SHARE TRANSACTIONS:
 Net proceeds from shares sold                   87,984,309           4,372,695
 Value of shares issued in connection
  with the merger of Royce Equity
  Income Fund                                    34,543,545               --
 Dividends reinvested                             3,420,793             686,812
 Cost of shares redeemed                        (17,826,184)         (1,618,011)
-----------------------------------------    --------------     ---------------
 Net increase in net assets from capital
  share transactions                            108,122,463           3,441,496
-----------------------------------------    --------------     ---------------
NET INCREASE IN NET ASSETS                      114,212,925           3,685,863
NET ASSETS:
 Beginning of year                                6,233,537           2,547,674
-----------------------------------------    --------------     ---------------
 End of year                                 $  120,446,462(a)     $  6,233,537(a)
-----------------------------------------    --------------     ---------------
CAPITAL SHARE TRANSACTIONS:
 Shares sold                                     12,060,292             676,518
 Shares issued in connection with the
  merger of Royce Equity Income
  Fund                                            4,913,733               --
 Shares issued for reinvestment of
  dividends and distributions                       456,108             115,044
 Shares redeemed                                 (2,396,674)           (243,257)
-----------------------------------------    --------------     ---------------
 Net increase in shares outstanding              15,033,459             548,305
-----------------------------------------    --------------     ---------------



                                          -----------------------------------------------------------------------
                                            ROYCE LOW-PRICED STOCK FUND        ROYCE FINANCIAL SERVICES FUND
                                          ------------------------------- ---------------------------------------
                                             YEAR ENDED      YEAR ENDED        YEAR ENDED          YEAR ENDED
                                            DECEMBER 31,    DECEMBER 31,      DECEMBER 31,        DECEMBER 31,
                                                1997            1996              1997                1996
INVESTMENT OPERATIONS:                    --------------- --------------- ------------------- -------------------
 Net investment income (loss)              $    (80,293)   $    (76,915)     $       (329)       $      3,357
 Net realized gain on investments             1,443,527       1,678,351           415,392             166,813
 Net change in unrealized appreciation
  (depreciation) on investments               1,637,540        (121,444)          (44,868)             89,685
-----------------------------------------  ------------    ------------      ------------        ------------
 Net increase in net assets from
  investment operations                       3,000,774       1,479,992           370,195             259,855
-----------------------------------------  ------------    ------------      ------------        ------------
DIVIDENDS AND DISTRIBUTIONS:
 Net investment income                          --              --                 (5,069)             --
 Net realized gain on investments            (1,717,330)     (1,383,085)         (325,296)           (151,970)
----------------------------------------- -------------   -------------      ------------     ---------------
 Total dividends and distributions           (1,717,330)     (1,383,085)         (330,365)           (151,970)
----------------------------------------- -------------   -------------      ------------     ---------------
CAPITAL SHARE TRANSACTIONS:
 Net proceeds from shares sold                6,050,197      13,983,260           431,866             569,431
 Value of shares issued in connection
  with the merger of Royce Equity
  Income Fund                                   --              --                  --                  --
 Dividends reinvested                         1,599,306       1,262,154           324,635             150,879
 Cost of shares redeemed                     (6,741,432)     (3,652,471)         (348,519)           (506,967)
----------------------------------------- -------------   -------------   ---------------     ---------------
 Net increase in net assets from capital
  share transactions                            908,071      11,592,943           407,982             213,343
----------------------------------------- -------------   -------------   ---------------     ---------------
NET INCREASE IN NET ASSETS                    2,191,515      11,689,850           447,812             321,228
NET ASSETS:
 Beginning of year                           15,904,903       4,215,053         1,947,885           1,626,657
----------------------------------------- -------------   -------------   ---------------     ---------------
 End of year                               $ 18,096,418    $ 15,904,903      $  2,395,697(b)     $  1,947,885(b)
----------------------------------------- -------------   -------------   ---------------     ---------------
CAPITAL SHARE TRANSACTIONS:
 Shares sold                                    873,778       2,138,091            63,855              95,566
 Shares issued in connection with the
  merger of Royce Equity Income
  Fund                                          --              --        --                  --
 Shares issued for reinvestment of
  dividends and distributions                   233,476         200,980            52,786              25,616
 Shares redeemed                               (978,403)       (563,022)          (53,525)            (84,524)
----------------------------------------- -------------   -------------   ---------------     ---------------
 Net increase in shares outstanding             128,851       1,776,049            63,116              36,658
----------------------------------------- -------------   -------------   ---------------     ---------------

(a) Includes undistributed net investment income of $35,955 in 1997 and $0 in 1996.

(b) Includes undistributed net investment income of $0 in 1997 and $3,357 in 1996.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.











                                         THE ROYCE FUNDS ANNUAL REPORT 1997 | 23

STATEMENTS OF OPERATIONS                            YEAR ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------

                                                          ------------------------------------------------------
                                                           ROYCE TOTAL     ROYCE LOW-PRICED     ROYCE FINANCIAL
                                                           RETURN FUND        STOCK FUND         SERVICES FUND
INVESTMENT INCOME:                                        -------------   ------------------   -----------------
Income:
 Dividends                                                 $1,480,408         $  116,960           $  32,468
 Interest                                                     888,211             56,366                 249
-------------------------------------------------------    ----------         ----------           ---------
 Total Income                                               2,368,619            173,326              32,717
-------------------------------------------------------    ----------         ----------           ---------
Expenses:
 Investment advisory fees                                     538,116            255,537              33,266
 Distribution fees                                            134,529             42,590               5,544
 Shareholder servicing fees                                    49,361             18,963                 999
 Custodian fees                                                34,031             23,653               7,002
 Professional fees                                             31,166             11,811               5,579
 Administrative and office facilities expenses                 13,848              8,605               1,120
 Trustees' fees                                                 3,040              3,082                 367
 Other expenses                                                96,429             40,796              13,647
-------------------------------------------------------    ----------         ----------           ---------
 Total Expenses                                               900,520            405,037              67,524
  Fees Waived by Investment Adviser and Distributor          (227,927)          (151,418)            (34,478)
-------------------------------------------------------    ----------         ----------           ---------
  Net Expenses                                                672,593            253,619              33,046
-------------------------------------------------------    ----------         ----------           ---------
  Net Investment Income (Loss)                              1,696,026            (80,293)               (329)
-------------------------------------------------------    ----------         ----------           ---------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                            2,348,301          1,443,527             415,392
Net change in unrealized appreciation on investments        5,872,331          1,637,540             (44,868)
-------------------------------------------------------    ----------         ----------           ---------
Net realized and unrealized gain on investments             8,220,632          3,081,067             370,524
-------------------------------------------------------    ----------         ----------           ---------
NET INCREASE IN NET ASSETS FROM INVESTMENT OPERATIONS      $9,916,658         $3,000,774           $ 370,195
-------------------------------------------------------    ----------         ----------           ---------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund's performance for the periods presented.

------------------------------------------------------------------------------------------------------
         NET ASSET VALUE,   NET INVESTMENT    NET REALIZED AND    DIVIDENDS FROM   DISTRIBUTIONS FROM
             BEGINNING          INCOME       UNREALIZED GAIN ON   NET INVESTMENT    NET REALIZED GAIN
             OF PERIOD          (LOSS)           INVESTMENTS          INCOME         ON INVESTMENTS
------------------------------------------------------------------------------------------------------
ROYCE TOTAL RETURN FUND (a)
 1997         $ 6.29           $  0.11            $  1.38            $ (0.11)           $ (0.15)
 1996           5.76              0.14               1.28              (0.16)             (0.73)
 1995           5.12              0.13               1.24              (0.13)             (0.60)
 1994           5.00              0.02               0.24              (0.02)             (0.12)
 1993           5.00                --                 --                 --                 --
ROYCE LOW-PRICED STOCK FUND (b)
 1997         $ 6.30           $ (0.03)           $  1.26            $    --            $ (0.71)
 1996           5.62             (0.03)              1.31                 --              (0.60)
 1995           5.07                --               1.14                 --              (0.59)
 1994           5.01             (0.03)              0.18                 --              (0.09)
 1993           5.00                --               0.01                 --                 --
ROYCE FINANCIAL SERVICES FUND (c,d)
 1997         $ 6.03           $    --            $  1.16            $ (0.02)           $ (0.96)
 1996           5.68              0.01               0.81                 --              (0.47)
 1995           5.06                --               1.07                 --              (0.45)
 1994           5.00                --               0.06                 --                 --

----------------------------------------------------------------------------------------------------------
                                                   RATIO OF       RATIO OF NET                   AVERAGE
          NET ASSET                NET ASSETS,     EXPENSES        INVESTMENT       PORTFOLIO   COMMISSION
         VALUE, END     TOTAL     END OF PERIOD   TO AVERAGE    INCOME (LOSS) TO     TURNOVER      RATE
          OF PERIOD    RETURN    (IN THOUSANDS)   NET ASSETS   AVERAGE NET ASSETS      RATE       PAID+
----------------------------------------------------------------------------------------------------------
ROYCE TOTAL RETURN FUND (a)
 1997     $  7.52        23.7%      $120,446         1.25%           3.15%           26%     $  0.0625
 1996        6.29        25.5%         6,234         1.25%           2.50%          111%        0.0605
 1995        5.76        26.9%         2,548         1.67%           2.42%           68%            --
 1994        5.12         5.2%         1,656         1.96%           0.49%           88%            --
 1993        5.00         0.0%           451         0.29%*         (0.29)%*          0%            --
ROYCE LOW-PRICED STOCK FUND (b)
 1997     $  6.82        19.5%      $ 18,096         1.49%          (0.47)%          99%     $  0.0541
 1996        6.30        22.8%        15,905         1.88%          (0.67)%         137%        0.0464
 1995        5.62        22.5%         4,215         1.97%          (1.11)%         114%            --
 1994        5.07         3.0%         1,880         1.89%          (1.11)%          95%            --
 1993        5.01         0.2%           452         0.29%*         (0.29)%*          0%            --
ROYCE FINANCIAL SERVICES FUND (c,d)
 1997     $  6.21        19.4%      $  2,396         1.49%          (0.01)%          66%     $  0.0616
 1996        6.03        14.6%         1,948         1.56%           0.17%           81%        0.0591
 1995        5.68        21.2%         1,627         1.97%          (0.58)%         106%            --
 1994        5.06         1.2%           514         1.78%*          0.00%            0%            --

(a) Expense ratios are shown after fee waivers by the investment adviser and distributor. For the periods ended December 31, 1997, 1996, 1995, 1994 and 1993, the expense ratios before the waivers would have been 1.67%, 2.23%, 2.38%, 3.21% and 2.04%, respectively. The Fund commenced operations on December 15, 1993.

(b) Expense ratios are shown after fee waivers by the investment adviser and distributor. For the periods ended December 31, 1997, 1996, 1995, 1994 and 1993, the expense ratios before the waivers would have been 2.38%, 2.59%, 3.47%, 3.63% and 2.04%, respectively. The Fund commenced operations on December 15, 1993.

(c) Expense ratios are shown after fee waivers by the investment adviser and distributor. For the periods ended December 31, 1997, 1996, 1995 and 1994, the expense ratios before the waivers would have been 3.04%, 3.31%, 3.72% and 3.69%, respectively. The Fund commenced operations on December 15, 1994.

(d) Effective November 25, 1997, the Fund changed its investment objective and policies to concentrate its investments in the financial services industry. Prior to that date, the Fund employed a "global services" focus.

 * Annualized.

 + Beginning in 1996, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investments.


24 | THE ROYCE FUNDS ANNUAL REPORT 1997

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Summary of Significant Accounting Policies:

     Royce Total Return Fund, Royce Low-Priced Stock Fund and Royce Financial Services Fund (formerly Royce Global Services Fund) ("Fund" or "Funds") are three series of The Royce Fund (the "Trust"). The Trust, a Delaware business trust, is a diversified open-end management investment company. Royce Total Return Fund and Royce Low-Priced Stock Fund commenced operations on December 15, 1993. Royce Financial Services Fund commenced operations on December 15, 1994 as Royce Global Services Fund, and changed its name, investments objective and policies on November 25, 1997, to concentrate its investments in the financial services industry.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

     Valuation of investments:

     Securities listed on an exchange or on the Nasdaq National Market System are valued on the basis of the last reported sale prior to the time the valuation is made or, if no sale is reported for such day, at their bid price for exchange-listed securities and at the average of their bid and asked prices for Nasdaq securities. Quotations are taken from the market where the security is primarily traded. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established and supervised by the Board of Trustees. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

     Investment transactions and related investment income:

     Investment transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions and unrealized appreciation and depreciation are determined on the basis of identified cost for book and tax purposes.

     Expenses:

     Expenses directly attributable to each Fund are charged to that Fund's operations, while expenses applicable to more than one series of the Trust are allocated in an equitable manner.

     Taxes:

     As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes substantially all of its taxable income for its fiscal year. The Schedules of Investments include information regarding income taxes under the caption "Income Tax Information".

     Distributions:

     Any dividend and capital gain distributions are recorded on the ex-dividend date and paid annually in December. These distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

     Repurchase agreements:

     The Funds enter into repurchase agreements with respect to portfolio securities solely with State Street Bank and Trust Company ("SSB&T"), the custodian of the Funds' assets. Each Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements are held by SSB&T until maturity of the repurchase agreements. Repurchase agreements could involve certain risks in the event of default or insolvency of SSB&T, including possible delays or restrictions upon the ability of each Fund to dispose of its underlying securities.

Investment Adviser and Distributor:

     Under the Trust's investment advisory agreements with Royce & Associates, Inc. ("Royce") (formerly Quest Advisory Corp.), Royce is entitled to receive a monthly fee at an annual rate of 1.0%, 1.5% and 1.5% of the average net assets of Royce Total Return Fund, Royce Low-Priced Stock Fund and Royce Financial Services Fund, respectively. For the year ended December 31, 1997, Royce Total Return Fund, Royce Low-Priced Stock Fund and Royce Financial Services Fund recorded advisory fees of $444,718 (net of voluntary waivers of $93,398), $146,709 (net of voluntary waivers of $108,828) and $4,332 (net of voluntary waivers of $28,934), respectively.


                                         THE ROYCE FUNDS ANNUAL REPORT 1997 | 25

--------------------------------------------------------------------------------


     Royce Fund Services, Inc. ("RFS") (formerly Quest Distributors, Inc.), the distributor of shares of The Royce Fund, is an affiliate of Royce. RFS voluntarily waived distribution fees for Royce Total Return Fund, Royce Low-Priced Stock Fund and Royce Financial Services Fund of $134,529, $42,590 and $5,544, respectively, for the year ended December 31, 1997. The 12b-1 distribution plan provides for maximum fees of .25% per annum of each Fund's average net assets. Effective December 31, 1997, the 12b-1 distribution plan for Royce Total Return Fund was terminated.

Purchases and Sales of Investment Securities:

     For the year ended December 31, 1997, the cost of purchases and the proceeds from sales of investment securities, other than short-term securities, were as follows:

Transactions in Shares of Affiliated Companies:

     An "Affiliated Company", as defined in the Investment Company Act of 1940, is a company in which the Fund owns at least 5% of the company's outstanding voting securities. Royce Total Return Fund effected the following transactions in shares of such companies for the year ended December 31, 1997.

---------------------------------------------------------------------
                 ROYCE TOTAL     ROYCE LOW-PRICED     ROYCE FINANCIAL
                 RETURN FUND        STOCK FUND         SERVICES FUND
                -------------   ------------------   ----------------
  Purchases      $68,120,334        $15,280,772         $1,268,176
---------------------------------------------------------------------
  Sales          $ 7,517,695        $16,691,478         $1,665,196
---------------------------------------------------------------------

---------------------------------------------------------------------------------
                           PURCHASES             SALES
                     ---------------------- ---------------
                                                              REALIZED   DIVIDEND
AFFILIATED COMPANY    SHARES       COST      SHARES   COST   GAIN/LOSS    INCOME
-------------------- -------- ------------- -------- ------ ----------- ---------
Paul
Mueller
Company              58,300    $2,209,923     --      --        --       $2,176
---------------------------------------------------------------------------------

Merger Information:

     On June 17, 1997, Royce Total Return Fund acquired all of the assets and assumed all of the liabilities of Royce Equity Income Fund. Based on the opinion of Fund counsel, the acquisition, which was approved by the shareholders of Royce Equity Income Fund on May 28, 1997, qualifies as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the Funds or their shareholders. Royce Equity Income Fund's net assets, including $5,201,557 of unrealized appreciation, were combined with Royce Total Return Fund for total net assets after the acquisition of $63,558,350. Costs associated with the acquisition were borne by the Investment Adviser.










26 |  THE ROYCE FUNDS ANNUAL REPORT 1997

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------




To the Board of Trustees of The Royce Fund and the Shareholders of Royce Total Return Fund, Royce Low-Priced Stock Fund and Royce Financial Services Fund (formerly Royce Global Services Fund):

     We have audited the accompanying statements of assets and liabilities of Royce Total Return Fund, Royce Low-Priced Stock Fund and Royce Financial Services Fund (formerly Royce Global Services Fund), including the schedules of investments, as of December 31, 1997, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Royce Total Return Fund, Royce Low-Priced Stock Fund and Royce Financial Services Fund as of December 31, 1997, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.


                                                  COOPERS & LYBRAND L.L.P.


Boston, Massachusetts
February 10, 1998







                                         THE ROYCE FUNDS ANNUAL REPORT 1997 | 27

                     [This page intentionally left blank.]

[sidebar

  Unlike the
Hale-Bopp comet,
  El Nino or
 George Soros,
 we were not
 held directly
responsible for
   a single
global crisis,
 economic or
 otherwise.

[end sidebar]


POSTSCRIPT
--------------------------------------------------------------------------------

EL NINO, MICRO-MUTT & THE YEAR THAT WASN'T

     It has become commonplace over the years for Wall Street to look back on the past 365 days in order to say a few words about "How the Market Imitates Life." 1997 at first seems a natural choice for such a statement; it was a year full of tumult and extremes both inside and outside of the world of mutual funds. Yet rather than attempt labored analogies about the past or create optimistic scenarios about the future, we have instead compiled a list of events that did not take place in our corner of the world during this last year.

     After nearly twenty-five years in the business, not a single employee or shareholder has ever tried to choke a portfolio manager or bite one on the ear! Of course, employees of the firm never have to worry about facing Michael Jordan or Evander Holyfield.

     In addition, none of us received offers to play a dashing secret agent in one of those synergistic, multiple endorsement deals for BMW cars and motorcycles, Breitling watches and Absolut vodka to go along with a new movie (the last we heard, a similar deal did go to an obscure bureaucrat working for the British government - good luck, "00"-whatever your name is).

     Unlike the Hale-Bopp comet, El Nino or George Soros, we were not held directly responsible for a single global crisis, economic or otherwise.

     Certain officers of the firm acquired new pets this year, but somehow were not hounded by the media as they struggled to come up with interesting names. Of course, unlike someone who shall remain nameless, no one here would ever dream of taking weeks to name a dog only to settle on "Buddy." We'd pick names like "Micro-Mutt" or "Premier Pooch."

     We have not yet had to deal with anyone in the firm giving birth to septuplets and the ensuing paperwork necessary to open Royce GiftShares Fund accounts.

     Based on all this, we're dispensing with the metaphors and analogies, the compare-and-contrasts, and all of the prognostications. Why set ourselves up to be proved completely wrong, and then find that we have to hire Dick Morris to help with spin control? After putting down the balance sheets, shutting off the computers and taking a look at the year that was, we saw how little real life resembled the humble happenings here at Royce & Associates. So we decided not to play the philosopher or the prophet, remembering that predictions are for show and portfolios are for dough.

[back cover]


================================================================================

                          Why Value Investors Rely on

                                 THE ROYCE FUNDS


[arrow up] ONE OF THE INDUSTRY'S MOST EXPERIENCED AND HIGHLY-RESPECTED SMALL
           COMPANY VALUE MANAGERS -- Charles M. Royce, who has been our primary portfolio manager since 1973, enjoys one of the longest tenures of any active mutual fund manager. Today, with over $2.5 billion in total assets under management, Royce & Associates remains an independent firm committed to the same principles that have served us well for twenty-four years.

[arrow up] MULTIPLE FUNDS, COMMON FOCUS -- Over the years, we have chosen to concentrate on small company value investing. Chuck Royce and his team provide investors with a range of funds that take full advantage of the large and diverse small-cap sector. Our goal is to offer both individual and institutional investors the best available small-cap value portfolios by providing above average full market cycle total returns with below average risk.

[arrow up] REALISTIC EXPECTATIONS & CONSISTENT DISCIPLINE -- Royce Premier Fund,
           Royce Total Return Fund and Pennsylvania Mutual Fund have been among the "lowest risk" small-cap equity funds available. We cultivated our approach by paying close attention to risk and by always maintaining the same discipline, regardless of market movements and trends.

[arrow up] CO-OWNERSHIP OF FUNDS -- As part of this commitment, it is important that our employees and shareholders share a common financial goal; our principals, employees and their affiliates currently have more than $34 MILLION invested in The Royce Funds.

================================================================================



              VALUE INVESTING IN SMALL COMPANIES FOR OVER 20 YEARS

                          ============================

   General Information                      Advisor Services
Additional Report Copies         For Fund Materials, Performance Updates,
  & Prospectus Inquiries            Transactions or Account Inquiries
      (800) 221-4268                    (800) 33-ROYCE (337-6923)



   Shareholder Services                Automated Telephone Services
      (800) 841-1180                    (800) 78-ROYCE  (787-6923)


                                        E-mail: funds@roycenet.com
                                      Web address: www.roycefunds.com

The Royce Funds           1414 Avenue of the Americas         New York, NY 10019


  This report must be accompanied or preceded by a current prospectus for one or more of the Funds.
    Please read the prospectus carefully before investing or sending money.